UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 7, 2016

Date of Report (Date of earliest event reported)

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SONIC CORP.

(Exact name of registrant as specified in its charter)

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Delaware	0-18859	73-1371046
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

300 Johnny Bench Drive	73104
Oklahoma City, Oklahoma	(Zip Code)
(Address of Principal Executive Offices)

(405) 225-5000
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 7, 2016, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $.11 per share in respect of the Company’s common stock.  The dividend is payable on May 20, 2016 to shareholders of record as of the close of business on May 11, 2016.  The press release is attached as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

99  Press Release, dated April 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

SONIC CORP.

Date: April 7, 2016	By: /s/ Claudia S. San Pedro
Claudia S. San Pedro,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated April 7, 2016.